                                                                  Exhibit 1



                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of ADVENTRX Pharmaceuticals, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 5th day of August 2005.

HOPPER INVESTMENTS LLC

      By:   Barberry Corp.


            By:   /s/ Edward E. Mattner
                 --------------------------------
            Name: Edward E. Mattner
            Title: Authorized Signatory

BARBERRY CORP.


      By:   /s/ Edward E. Mattner
          ---------------------------------------
      Name: Edward E. Mattner
      Title: Authorized Signatory

HIGH RIVER LIMITED PARTNERSHIP

By:   Hopper Investments LLC, General Partner

      By:  Barberry Corp., member

      By:   /s/ Edward E. Mattner
          ---------------------------------------
            Name: Edward E. Mattner
            Title: Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

      By:   /s/ Edward E. Mattner
          ---------------------------------------
      Name: Edward E. Mattner
      Title: Authorized Signatory

ICAHN OFFSHORE LP

      By:   /s/ Edward E. Mattner
          ---------------------------------------
      Name: Edward E. Mattner
      Title: Authorized Signatory

           [Signature Page of Joint Filing Agreement to Schedule 13D -
                         ADVENTRX Pharmaceuticals, Inc.]

CCI OFFSHORE CORP.

      By:   /s/ Keith Meister
          ---------------------------------------
      Name: Keith Meister
      Title: Authorized Signatory

ICAHN PARTNERS LP

      By:   /s/ Edward E. Mattner
          ---------------------------------------
      Name: Edward E. Mattner
      Title: Authorized Signatory

ICAHN ONSHORE LP

      By:   /s/ Edward E. Mattner
          ---------------------------------------
      Name: Edward E. Mattner
      Title: Authorized Signatory

CCI ONSHORE LLC

      By:   /s/ Keith Meister
          ---------------------------------------
      Name: Keith Meister
      Title: Authorized Signatory

/s/ Carl C. Icahn
------------------------------------
CARL C. ICAHN


           [Signature Page of Joint Filing Agreement to Schedule 13D -
                         ADVENTRX Pharmaceuticals, Inc.]